FORTUNE V SEPARATE ACCOUNT

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACTS

Issued By

UNIVERSAL LIFE INSURANCE COMPANY

Guaynabo, PR 00968

UPDATED SUMMARY PROSPECTUS

May 2, 2024

The Statutory Prospectus for the individual flexible purchase payment deferred annuity contracts (the “Contract”) issued by the Fortune V Separate Account (the “Variable Account”) of Universal Life Insurance Company (“Universal Life” or the “Company”) contains more information about the Contract, including its features, benefits, and risks. You can find the current Statutory Prospectus and other information about the Contract online at www.universalpr.com. You can also obtain this information at no cost by calling 787-706-7095 or by sending an email request to annuities@universalpr.com.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Updated Information About Your Contract

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the most recent Statutory Prospectus dated May 15, 2023. This may not reflect all of the changes that have occurred since you purchased your contract.

Since the May 15, 2023 date of the most recent Statutory Prospectus, there have been no changes to the Contract that are required to be described in this Updating Summary Prospectus.

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawals

If you surrender or withdraw money from your Contract within 9 years following a premium payment, you could be assessed a surrender charge (Contingent Deferred Sales Charge, or “CDSC”) of up to 8% of the premium withdrawn, declining to 0% over that time period. For example, if you surrender the Contract in the first Contract Year, you could pay a surrender charge of up to $8,000 on a $100,000 investment.

For additional information about surrender charges see “Fee Table” and “Charges and Deductions – Surrender Charge (Contingent Deferred Sales Charge)” in the Statutory Prospectus.

Transaction Charges

There are no charges for making transfers among the Investment Options or for other transactions under the Contract.

For additional information about charges, see “Fee Table” and Charges and Deductions” in the Statutory Prospectus.

Ongoing Fees and Expenses (annual charges)	The following table describes the fees and expenses that you may pay each year under the Contract, depending on the Class of Contract and options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Annual Contract Expenses (varies by Contract Class) (1), (2), (3)	2.66%	4.46%
Optional Benefits available for an additional charge (for a single optional benefit, if elected)	0.20%(4)	2.50%(5)

(1)	Then term “Annual Contract Expenses” used in this table is not used elsewhere in this Prospectus or in the Contracts. In this table, the “Annual Contract Expenses” includes figures representing the following charges: (a) the $50 Annual Contract Maintenance Charge; (b) the Variable Account Charge (1.40% to 1.95%, depending on Contract class); (c) the Puerto Rico Tax Charge (0.10%); (d) the Management and Portfolio Construction Fees (0.35% to 0.45%); (e) Other Portfolio Expenses (0.03% to 1.54%); and (f) Acquired Fund Fees and Expenses (0.38% to 0.87%).
(2)	These charges are measured in different ways: (a) the Contract Maintenance Charge is a flat dollar amount each year; (b) the Variable Account Charge is applied on a daily basis at the specified annual rates of the Sub-Account assets; (c) the Puerto Rico Tax Charge is a percentage of the Contract Value on December 31 of each year; (d) the Management and Portfolio Construction Fees are paid monthly at the annualized rate as a percentage of the portfolio’s average daily net assets; (e) the Other Portfolio Expenses (which are estimates) and Acquired Fund Fees and Expenses are measured and applied against the assets of the underlying mutual funds.
(3)	The Portfolio Construction Fee (0.10%) does not apply to the Money Market Portfolio.

(4)	The Enhanced Death Benefit fee is charged daily at the annual rate of 0.20% of the of the average daily Variable Account value.
(5)	The Income for Life Moderate rider is no longer available for purchase. The annual charge is a percentage of the Total Withdrawal Base on the rider anniversary. The current charge is 1.50%; the Company reserves the right to increase the charge by 1.00%, to 2.50%, as shown in the table.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take partial withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost: $2,941		Highest Annual Cost: $6,760
Assumes:		Assumes:
●	Investment of $100,000	●	Investment of $100,000
●	5% annual appreciation	●	5% annual appreciation
●	Least expensive combination of Contract Classes and management fees and expenses	●	Most expensive combination of Contract Classes, management fees, and optional benefits
●	No optional benefits
●	No sales charges	●	No sales charges
●	No additional purchase payments, transfers or withdrawals	●	No additional purchase payments, transfers or withdrawals

For additional information about ongoing fees and expenses see “Fee Table” and “Charges and Deductions” in the Statutory Prospectus.

RISKS
Risk of Loss

The Contract is subject to the risk of loss. You could lose some or all of your Contract Value.

For additional information about the risk of loss see “Principal Risks of Investing in the Contract” in the Statutory Prospectus.

Not a Short-Term Investment

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment or savings vehicle. A surrender charge may apply to partial withdrawals and surrenders in certain circumstances, and any partial withdrawals or surrenders may also be subject to tax penalties.

For additional information about the investment profile of the Contract see “Principal Risks of Investing in the Contract” and “The Fortune V Separate Account and Universal Life Insurance Company” in the Statutory Prospectus.

Risks Associated with Investments

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable Investment Options available under the Contract, each of which has its own unique risks. You should review the variable Investment Options available under the Contract before making an investment decision.

For additional information about the risks associated with Investment Options see “Principal Risks of Investing in the Contract” in the Statutory Prospectus.

Insurance Company Risks

An investment in the Contract is subject to certain risks related to Universal Life Insurance Company. Any obligations, guarantees, or benefits under the Contract are supported by Universal Life’s general account and are subject to its claims paying ability. An owner should look to our financial strength for our claims-paying ability. More information about Universal Life Insurance Company, including our financial strength ratings, may be obtained upon request by calling 787-706-7095.

For additional information about insurance company risks, see “Principal Risks of Investing in the Contract” in the Statutory Prospectus.

RESTRICTIONS
Investments

You may transfer Variable Account value among the Investment Options under your Contract at any time and in any amount, up to 20 (twenty) times per calendar year, or 11 transfers in 2 consecutive calendar quarters. Restrictions may apply to more frequent transfers. The Company may require that transfers be made only by U.S. mail if the Contract Owner makes more than 11 transfers in 2 consecutive calendar quarters or more than 20 in one calendar year.

Universal Life reserves the right to remove Investment Options and/or close them off to future investment, and to add new Investment Options.

For additional information about the Investment Options and restrictions see “The Fortune V Separate Account and Universal Life Insurance Company,” “Transfers,” Appendix A: Investment Options Available Under the Contract, and Appendix B: Additional Information About the Investment Options in the Statutory Prospectus.

Optional Benefits

Partial withdrawals could reduce the Death Benefit amount (including the optional Enhanced Death Benefit) by more than the dollar amount withdrawn (i.e., the Death Benefit may be reduced in the same proportion that the Contract Value is reduced).

For additional information about Death Benefits, including the optional Enhanced Death Benefit, see “Benefits Available Under the Contract” in the Statutory Prospectus.

TAXES
Tax Implications

Generally, partial withdrawals and surrenders will be subject to ordinary income tax and may be subject to tax penalties. There are no additional tax benefits if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA).

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. For additional information about tax implications, see “Taxes” in the Statutory Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Financial professionals may receive compensation for selling the Contract to you, in the form of commissions. Financial professionals may also receive additional compensation in the form of contribution-based compensation and/or for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this Contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the Contracts” in the Statutory Prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing Contract.

For additional information about the charges and taxes you might incur in connection with an exchange see “Charges and Deductions – Surrender Charge (Contingent Deferred Sales Charge)” and “Tax Considerations” in the Statutory Prospectus.

APPENDIX A

Investment Options Available Under the Contract

The following is a list of Investment Options available under the Contract. More information about the Investment Options is available in the Statutory Prospectus, which can be requested at no cost by following the instructions on the back page of this Summary Prospectus.

The current expenses and performance information below reflects contract fees and expenses that are paid by each investor. Each Investment Option’s past performance is not necessarily an indication of future performance.

Type/ Investment Objective	Investment Option Adviser/Subadviser	Current Expenses(1) “(excluding optional benefit expenses)”	Average Annual Total Returns(1) (as of 12/31/23)
			1 year	5 year	10 year
Asset Allocation	Universal VIA Asset Allocation – Growth Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.97%	15.97%	8.97%	6.33%
Asset Allocation	Universal VIA Asset Allocation – Moderate Growth Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.72%	13.38%	6.96%	5.20%
Asset Allocation	Universal VIA Asset Allocation – Moderate Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.66%	10.07%	3.98%	3.61%
Asset Allocation	Universal VIA Asset Allocation – Conservative Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.70%	9.13%	2.69%	2.71%
Asset Allocation	Universal VIA Asset Allocation – International Growth Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	3.91%	11.84%	5.82%	2.67%
Money Market	Universal VIA – Money Market Portfolio Adviser: Universal Financial Services	3.82%	4.76%	1.68%	0.97%

(1)	These expenses and Total Returns are for the B Class of shares with a 1.40% Variable Account Charge and do not reflect the additional charge for the One-Year Enhanced Death Benefit Option.

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Investment Restrictions

If you elected the Principal Protection rider or the Income for Life rider, which are both no longer available for purchase, your Contract is subject to investment restrictions, which limit the available Investment Options. The available Investment Options for each benefit are listed below.

■ Moderate Portfolio	■ Conservative Portfolio	■ Money Market Portfolio

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[Back Cover Page]

To learn more about the Contracts, the Sub-Accounts and their underlying investments, you can obtain a copy of the Variable Account’s Prospectus, annual and semi-annual reports or a copy of the Statement of Additional Information (“SAI”), dated the same date as this summary prospectus. These documents have been filed with the Securities and Exchange Commission, and the Prospectus and SAI are incorporated into this summary prospectus by reference. The Prospectus and SAI contain additional information about the Variable Account, the Contracts and Universal Life. You may obtain these documents from Universal Life without charge upon written request to Universal Life Insurance Company, Metro Office Park, Street 1, Lot 10, Guaynabo, PR 00968, or by telephoning 787-706-7095. You can also obtain copies of these documents upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000232197

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